                                   Securities Act of 1933 File No. 333-
                                                                       ---------

--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                            -----------------------------

                                       FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                             DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)  [X]

                                TRUST MANAGEMENT, INC.
                 (Exact name of trustee as specified in its charter)

                                        TEXAS
     (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                      75-1333672
                       (I.R.S. Employer Identification Number)

                    210 W. 6TH STREET, SUITE 605, FT. WORTH, TEXAS
                       (Address of principal executive offices)

                                        76102
                                      (Zip code)

                             ROBERT C. FINLEY, PRESIDENT
                             210 W 6TH STREET, SUITE 605
                                FT. WORTH, TEXAS 76102
                                    (817) 335-2933
              (Name, address and telephone number of agent for service)

                             TRANSITION AUTO FINANCE INC.
                 (Exact name of obligor as specified in its charter)

                                        TEXAS
            (State or other jurisdiction of incorporation or organization)

                                      75-2753067
                       (I.R.S. Employer Identification Number)

                      5422 ALPHA ROAD, SUITE 100, DALLAS, TEXAS
                     (Address of principal executive offices)

                                        75240
                                      (Zip code)

                     % REDEEMABLE ASSET-BACKED NOTES DUE     , 2002
                   --                                    ----
                           (Title of indenture securities)

     The application relates to all of the securities registered pursuant to the delayed offering registration statement.

ITEM 1.  GENERAL INFORMATION

(a) Trust Management, Inc.(the Trustee ) is subject to the examining or supervisory authority of the following authorities:

         Texas Department of Banking

(b)      The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

Transition Auto Finance Inc. (the "Obligor"), is not affiliated with the
Trustee.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

As of March 30, 1998,  the Trustee has no outstanding voting securities.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

The Trustee is not a trustee under any other indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

Neither the Trustee, nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee, or representative of the Obligor or of any underwriter for the Obligor.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

As of March 30, 1998, neither the Obligor, nor any of its directors, partners or executive officers beneficially owned any voting securities of the Trustee.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

As of March 30, 1998, no underwriter for the Obligor, nor any director, partner or executive officer of any such underwriter, beneficially owned any voting securities of the Trustee.

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

As of March 30, 1998, the Trustee did not beneficially own any securities of the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

As of March 30, 1998, the Trustee did not beneficially own any securities of any underwriter for the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

As of March 30, 1998, the Trustee did not beneficially own or hold as collateral security for any obligations in default any voting securities of any person who, to the Trustee's knowledge, (l) owned 10% or more of the voting securities of the Obligor, or (2) is an affiliate, other than a subsidiary, of the Obligor.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

As of March 30, 1998, the Trustee did not beneficially own or hold as collateral security for any obligations in default any securities of any person, who to the trustee's knowledge, owned 50% or more of the voting securities of the Obligor.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

As of March 30, 1998, the Obligor was not indebted to the Trustee.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

(a) There has been no default with respect to the securities under this indenture.

(b) The Trustee is not a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding, nor a trustee for more than one outstanding series of securities under the indenture.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

No underwriter of the Obligor is an affiliate of the Trustee.

ITEM 15.  FOREIGN TRUSTEE.

This item is not applicable.

ITEM 16.  LIST OF EXHIBITS.

16.1      Certificate of Amendment to the Charter of Trust Management, Inc.

16.2 Certificate of Authority of Trust Management, Inc.to commence business.

16.3 Authorization of Trust Management, Inc.to exercise corporate trust powers.

16.4      By-Laws of Trust Management, Inc.

16.5      Not applicable.

16.6      Consent of Trustee.

16.7      Latest Report of Condition of Trust Management, Inc.

16.8      Not applicable.

16.9      Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Trust Management, Inc., a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Fort Worth, and State of Texas, on the 30th day of March, 1998.


                                       TRUST MANAGEMENT, INC.
                                             (Trustee)


                                       By:  /s/ Robert C. Finley
                                           ------------------------------------
                                            Robert C. Finley, President

NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Trust Management, Inc., a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Ft. Worth, and State of Texas, on the 30th day of March, 1998.

                                        TRUST MANAGEMENT, INC.
                                              (Trustee)


                                      By:    /s/ Robert c. Finley
                                          -------------------------------------
                                             Robert C. Finley, President

                                     EXHIBIT 16.1

                  Certificate of Amendment of Trust Management, Inc.

               RESTATED ARTICLES OF INCORPORATION (WITH AMENDMENT)
                        OF A. B. CULBERTSON TRUST COMPANY


     1.   A. B. Culbertson Trust Company, pursuant to the provisions of Article
4.07 of the Texas Business Corporation Act, hereby adopts Restated Articles of Incorporation which accurately copy the Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by such Restated Articles of Incorporation as hereinafter set forth and which contain no other change in any provision thereof.

     2. The Articles of Incorporation of the Corporation are amended by the Restated Articles of Incorporation as follows:

          a. The third article of the amendment dated the 11th day of April, 1961, and filed by the Secretary of State on April 20, 1961, which provides for a stated capital as follows:

                    "The aggregate number of shares which the corporation shall have authority to issue in One Hundred Thousand (100,000) shares of the par value of Ten Dollars ($10.00) each. One-half of such capital has been fully paid to the corporation in cash and in property now owned and held by the corporation in its capital and surplus account, all as fully determined and approved by the Board of Directors and all of the stockholders, and as it appears in the capital account on the books of the corporation. The present stockholders of the corporation shall be issued 50,000 shares of such stock in exchange for the stock previously issued in proportion to their ownership of the common stock now held by them, so that he corporation will have current capital stock paid in of $500,000.00. No stockholder shall have any cumulative voting rights."

               is deleted and in lieu thereof, the following article adopted as Article Six of the Restated Articles as amended:

                    "The stated capital stock of the corporation is Two Hundred Thousand ($200,000.00) Dollars and the aggregate number of shares which the corporation shall have authority to issue is Fifty Thousand (50,000) Shares of common stock without cumulative voting privileges and all of one class, of the par value of Four ($4.00) Dollars each. All of said stock is fully paid and said capital is represented by capital assets on the books of the corporation determined and approved by the Board of Directors and all of the stockholders."

          b. This change of stated capital shall be effected by changing the stated capital from One Million ($1,000,000.00) Dollars represented by One Hundred Thousand (100,000) Shares of common stock of a par value of Ten ($10.00) Dollars, Fifty Thousand (50,000) Shares of which were fully paid, and the cancellation of all of the Fifty Thousand (50,000) outstanding shares. The new shares of a par value of Four ($4.00) Dollars shall be issued to the present shareholders in the exact proportion of their ownership of their present paid in shares so that each will have the same number of shares but of a par value of Four ($4.00) Dollars instead of Ten ($10.00) Dollars.

          c. The restated articles bear the same numbers except for an additional Article Number VII, which reads as follows:

                    "The post office address of its initial registered office is Post Office Box 167, 4235 East Lancaster, Fort Worth, Texas, and the name of its initial registered agent at such address is Dee S. Finley."

     3. The amendment to the Articles of Incorporation for the purpose of filing Restated Articles of Incorporation was adopted at a joint meeting of the stockholders and directors which was called and held for that purpose on the 29th day of June, 1962.

     4. The number of shares of the corporation outstanding at the time of the adoption was 50,000 with 50,000 shares not issued.

          The number of shares entitled to vote thereon was 50,000. There was only one class, namely, common shares of 50,000 entitled to vote. All 50,000 shares voted for the amendment.









     Dated the 4th day of November, 1965.



                                       A. B. CULBERTSON TRUST COMPANY



                                       By: /s/ William R. Sarogard
                                          -----------------------------------
                                            Its President



                                       And: /s/ Blanche Austin
                                           ----------------------------------
                                            Its Assistant Secretary

THE STATE OF TEXAS  )
                    )    SS.
COUNTY OF TARRANT   )

     I, Dorothy Hoover, a Notary Public, do hereby certify that on this the 4th day of November, 1965, personally appeared before me WILLIAM R. SARSGARD, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                              /s/ Dorothy Hoover
                              --------------------------------------
                              Notary Public in and for
                              Tarrant County, Texas

My Commission Expires: June 1, 1967

                              ARTICLES OF INCORPORATION
                          OF A. B. CULBERTSON TRUST COMPANY


                                     ARTICLE ONE

     The name of he corporation is A. B. CULBERTSON TRUST COMPANY.

                                     ARTICLE TWO

     The purpose for which the corporation is organized is:

               To accumulate and lend money, to sell and deal in notes, bonds, and securities; to act as trustee under any lawful express trust committed to it by contract o will, or under appointment of any court, having jurisdiction of the subject matter, and as agent for the performance of any lawful act; to subscribe for, purchase, invest in, hold, own, assign, pledge, and otherwise deal in and dispose of shares of stocks, bonds, mortgages, debentures, notes, and other securities or obligations, contracts, and evidences of indebtedness of foreign or domestic corporations not competing with each other in the same line of business; to borrow money, or issue debentures for carrying out any or all purposes above enumerated, all as authorized by Article 1303(b) Revised Civil Statutes of the State of Texas, and to exercise all of the powers conferred by Article 1524(a)-1, Revised Civil Statutes of the State of Texas.

                                    ARTICLE THREE

     The place where the business of the corporation is to be transacted is at Fort Worth, Tarrant County, Texas.

                                     ARTICLE FOUR

     The period of its duration is perpetual.

                                     ARTICLE FIVE

     The number of directors now constituting the board of directors is FIVE
(5), and the names and addresses of he persons now serving as directors are as follows:

          Dee S. Finley            2420 Medford Court East
                                   Fort Worth, Texas

          William R. Sarsgard      4220 Shannon Drive
                                   Fort Worth, Texas

          Marjorie Finley          2420 Medford Court East
                                   Fort Worth, Texas

          Helen Sarsgard           4220 Shannon Drive
                                   Fort Worth, Texas

          A. B. Culbertson         4217 East Lancaster
                                   Fort Worth, Texas

                                     ARTICLE SIX

     The stated capital stock of he corporation is TWO HUNDRED THOUSAND ($200,000.00) DOLLARS and the aggregate number of shares which the corporation shall have authority to issue is FIFTY THOUSAND (50,000) SHARES of common stock without cumulative voting privileges and all of one class, of the par value of FOUR ($4.00) DOLLARS each. All of said stock is fully paid and said capital is represented by capital assets on the books of the corporation determined and approved by the Board of Directors and all of the stockholders.


                                    ARTICLE SEVEN

     The post office address of its initial registered office is Post Office Box 167, 4235 East Lancaster, Fort Worth, Texas, and the name of its initial registered agent at such address is Dee S. Finley.

     Dated the 28th day of August, 1962.

                                       A. B. CULBERTSON TRUST COMPANY


                                      /s/ A. B. Culbertson
                                      ---------------------------------------
                                      President


                                     /s/ William R. Sarsgard
                                     ----------------------------------------
                                     Secretary

STATE OF TEXAS      )
                    )
COUNTY OF TARRANT   )

     I, Blanche A. Austin, a Notary Public, do hereby certify that on this 13th day of September, 1962, personally appeared before me A. B. Culbertson, who declared he is President of the corporation executing the foregoing document, and being first dully sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                              /s/ Blanche A. Austin
                              -----------------------------------------------
My commission expires:        Notary Public for Tarrant County, Texas
6-1-63

                  A JOINT MEETING OF THE STOCKHOLDERS AND DIRECTORS
                        OF THE A. B. CULBERTSON TRUST COMPANY
                                  HELD JUNE 29, 1962

     A joint meeting of all of the Stockholders and Directors of the A. B. Culbertson Trust Company was held in the office in Fort Worth, Texas, on the 29th day of June, 1962, at which all of the Stockholders and Directors were present, and the following resolution was adopted:

          Be it resolved that the Charter of A. B. Culbertson Trust Company was amended to change the stated capital stock from 100,000 shares of common stock of a par value of $10.00, with one-half paid in and the balance remaining in the treasury, to 50,000 shares of common stock of a par value of $4.00 per share, all fully paid and of one class; and that said stock be issued to the present Shareholders in the proportion of their present paid in shares; and that restated Articles of Incorporation with such amendment be filed with the Secretary of State.

STATE OF TEXAS      )
                    )
COUNTY OF TARRANT   )

     I, Marjorie Finley, Assistant Secretary of A. B. Culbertson Trust Company, certify that he above and foregoing is a true and correct copy of a resolution contained in the minutes of a meeting of the Stockholders and Directors of A. B. Culbertson Trust Company, held on the 29th day of June, 1962.

                              /s/ Marjorie Finley
                              --------------------------------------
                              Assistant Secretary

                                ARTICLES OF AMENDMENT

                                        TO THE

                              ARTICLES OF INCORPORATION

                                          OF

                            A. B. CULBERTSON TRUST COMPANY

                                  * * * * * * * * *


     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                     ARTICLE ONE

     The name of the corporation is A. B. CULBERTSON TRUST COMPANY.

                                     ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on November 1, 1965:

          Article First of the Articles of Incorporation is hereby amended so as to read as follows:

               The name of the corporation is A. B. CULBERTSON AND COMPANY.

                                    ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was fifty thousand (50,000); and the number of shares entitled to vote thereon was fifty thousand (50,000).

                                     ARTICLE FOUR

     The holders of all the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

     Dated the 4th day of November, 1965.

                                       A. B. CULBERTSON TRUST COMPANY



                                       By: /s/ William R. Sarsgard
                                          -----------------------------------
                                             Its President


                                       And: /s/ Blanche A. Austin
                                           ----------------------------------
                                             Its Assistant Secretary



THE STATE OF TEXAS  )
                    )
COUNTY OF TARRANT   )

     I, Dorothy Hoover, a Notary Public, do hereby certify that on this the 4th day of November, 1965, personally appeared before me WILLIAM R. SARSGARD, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that he statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                       /s/ Dorothy Hoover
                                       --------------------------------------
                                       Notary Public in and for
                                       Tarrant County, Texas

My Commission Expires: June 1, 1967

STATE OF TEXAS

COUNTY OF TARRANT

     I, Dorothy Hoover, a Notary Public, do hereby certify that on this the 6th day of August 1970, personally appeared before me Charles E. Martin who declared he is Vice President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

[SEAL]                                  /s/ Dorothy Hoover
                                        ---------------------------
                                        Notary Public in and for
                                        Tarrant County

My Commission Expires: June 1, 1971

                                     [LETTERHEAD]

                           OFFICE OF THE SECRETARY OF STATE




                               CERTIFICATE OF AMENDMENT

                                          OF


                                TRUST MANAGEMENT, INC.
--------------------------------------------------------------------------------
          FORMERLY:        A.B. CULBERTSON AND COMPANY
                                  CHARTER NO. 120580
     The undersigned, as Secretary of State of the State of Texas, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Texas Business Corporation Act, have been received in this office and are found to conform to law.

     ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.


     Dated     August 10, 1970.


                                        /s/ Martin Dies Jr.
                                        --------------------------------
                                               Secretary of State

     [SEAL]

                                ARTICLES OF AMENDMENT

                                        TO THE

                              ARTICLES OF INCORPORATION

                                          OF

                             A. B. CULBERTSON AND COMPANY


     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                     ARTICLE ONE

     The name of the corporation is A. B. CULBERTSON AND COMPANY.

                                     ARTICLE TWO

     The following amendment to the Articles of Incorporation changing the name of the corporation was adopted by the shareholders of the corporation on August 5, 1970.

     Article One of the Articles of Incorporation, as heretofore amended, is hereby amended so as to read and provide as follows:

     The name of the corporation is TRUST MANAGEMENT, INC.


                                    ARTICLE THREE


     The number of shares of the corporation outstanding at the time of such adoption was 32,500; and the number of shares entitled to vote thereon was 32,500.

                                     ARTICLE FOUR

     The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

     DATED the 6th day of August, 1970.

                         A. B. CULBERTSON AND COMPANY

                         By /s/ Charles E. Martin
                           ----------------------------
                              Its Vice President

                         And /s/ Blanche A. Austin
                            ---------------------------
                            Its Secretary

                                     EXHIBIT 16.2

                  Certificate of Authority of Trust Management, Inc.
                                to commence business.

                                        [SEAL]

                                  THE STATE OF TEXAS


                                  SECRETARY OF STATE

                             IT IS HEREBY CERTIFIED, that

                              Articles of Incorporation

                                          of

                                TRUST MANAGEMENT, INC.

                    were filed in this office and a certificate of

                             incorporation was issued on

                                    June 30, 1954;

                     IT IS FURTHER CERTIFIED, that no certificate

                 of dissolution has been issued, and the corporation

                                is still in existence.



[SEAL] IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, this 6th day of April, A.D. 1988


                                          [ILLEGIBLE]
                                        -------------------------------------
                                              Secretary of State

                                     EXHIBIT 16.3

                       Authorization of Trust Management, Inc.
                         to exercise corporate trust powers.

                                    STATE OF TEXAS
                                DEPARTMENT OF BANKING



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               CERTIFICATE OF AUTHORITY

                                        95-37
                                  -----------------
                                    charter number



                               This is to certify that


                                TRUST MANAGEMENT. INC.
                          ---------------------------------
                                    corporate name

                                        [SEAL]

              is duly authorized under the laws of the State of Texas to conduct business as Trust Company


                              210 W. 6th St., Suite 605
                          ---------------------------------

                              Fort Worth, Tarrant County
                          ---------------------------------
                                        Texas


               In witness whereof, I have hereunto set my hand at the City of Austin, Travis County, in the State of Texas, on this the 15th day of June, 1992.

                      /s/ Randall S. James
               ------------------------------------------------------
                    Randall S. James, Banking Commissioner of Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     EXHIBIT 16.4

                           Bylaws of Trust Management, Inc.

                                  REVISED BYLAWS OF
                                TRUST MANAGEMENT, INC.


                                       Contents


Article 1:  Offices

            1.01   Registered Office and Agent
            1.02   Other Offices

Article 2:  Shareholders

            2.01   Place of Meetings
            2.02   Annual Meeting
            2.03   Special Meetings
            2.04   Notice
            2.05   Order of Business at Meetings
            2.06   Quorum
            2.07   Majority Vote; Withdrawal of Quorum
            2.08   Method of Voting
            2.09   Election of Directors; Non-cumulative Voting
            2.10   Voting List
            2.11   Record Date; Closing Transfer Books
            2.12   Action Without Meeting
            2.13   Telephone Meetings

Article 3:  Directors

            3.01   Management
            3.02   Place of Meetings
            3.03   Regular Meetings; Notice
            3.04   Special Meetings; Notice
            3.05   Quorum; Majority Vote
            3.06   Number; Qualification; Election; Term
            3.07   Change in Number
            3.08   Removal
            3.09   Vacancies
            3.10   Procedure
            3.11   Compensation
            3.12   Interested Directors, Officers, and shareholders
            3.13   Action Without Meeting
            3.14   Telephone Meetings
            3.15   Deadlock


                                     CONTENTS - 1

Article 4:  Notice

            4.01   Method
            4.02   Waiver

Article 5:  Officers and Agents

            5.01   Number; Qualification; Election
            5.02   Term and Compensation
            5.03   Removal
            5.04   Vacancies
            5.05   Authority
            5.06   President
            5.07   Vice President
            5.08   Secretary
            5.09   Treasurer
            5.10   Excess Compensation

Article 6:  Certificates and Shareholders

            6.01   Certificates
            6.02   Issuance
            6.03   Payment for Shares
            6.04   No Pre-Emptive Rights
            6.05   Lien
            6.06   Replacement of Lost, Stolen, or Destroyed Certificates
            6.07   Transfer of Shares
            6.08   Registered Shareholders

Article 7:  Indemnification

            7.01   Indemnification of Directors, Officers, Employees, etc.
            7.02   Limitations on Indemnification
            7.03   Indemnity for successful Defense
            7.04   Advancement of Expenses
            7.05   indemnification Not Exclusive
            7.06   Liability Insurance
            7.07   Notification of shareholders

Article 8:  General Provisions

            8.01   Dividends and Reserves
            8.02   Books and Records
            8.03   Annual Statement
            8.04   Checks and Notes
            8.05   Fiscal Year
            8.06   Seal
            8.07   Resignation
            8.08   Interested Directors, Officers, and Shareholders


                                     CONTENTS - 2

            8.09   Purchase Own Shares
            8.10   Construction
            8.11   Amendment of Bylaws
            8.12   Table of Contents; Headings


                                     CONTENTS - 3

                                 Article 1:  Offices

     1.01 REGISTERED OFFICE AND AGENT. The registered office of the corporation shall be located in Fort Worth, Tarrant County, Texas.
     1.02 OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Texas as the board of directors may from time to time determine or the business of the corporation may require.

                               Article 2: Shareholders

     2.01 PLACE OF MEETINGS. All meetings of the shareholders for the election of directors shall be held at such time and place, within or without the state of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.02 ANNUAL MEETING. An annual meeting of the shareholders shall be held each year on the second Tuesday in September. If such day is a legal holiday, then the meeting shall be on the next secular day following. At the meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.03 SPECIAL MEETINGS. Unless otherwise prescribed by statute or by the articles of incorporation, or by these bylaws, special meetings of the shareholders, for any purpose or purposes, may be called by the president, the board off directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meetings. Business transacted at a special meeting shall be confined to the objects stated in the notice of the meeting.

     2.04 NOTICE. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     2.05 ORDER OF BUSINESS AT MEETINGS. The order of business at annual meetings and so far as practicable at other meetings of shareholders shall be as follows unless changed by the board of directors:

           (a) Call to order
           (b) Proof of due notice of meeting
           (c) Determination of quorum and examination of proxies
           (d) Announcement of availability of voting list
           (e) Announcement of distribution of annual statement
           (f) Reading and disposing of minutes of last meeting of shareholders
           (g) Reports of officers and committees
           (h) Appointment of voting inspectors
           (i) Unfinished business
           (j) New business
           (k) Nomination of directors
           (l) Opening of polls for voting
           (m) Recess
           (n) Reconvening; closing of polls
           (o) Report of voting inspectors
           (p) Other business
           (q) Adjournment

     2.06 QUORUM. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute, by the articles of incorporation or by these bylaws. If a quorum is not present or represented at a meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At the adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     2.07 MAJORITY VOTE; WITHDRAWAL OF QUORUM. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before the meeting, unless the question is one upon which, by express provision of the statutes or of the articles of incorporation or of these bylaws, a different vote is required in which case the express provision shall govern and control the decision of the question. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     2.08 METHOD OF VOTING. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation and except as otherwise provided by Article 5.13 of the Texas Business Corporation Act. At any meeting of the shareholders, every shareholder having the right to vote may vote either in person, or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the secretary of the corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Section 2.09 of these bylaws. Any vote may be taken by voice or by show of hands unless someone entitled to vote objects, in which case, written ballots shall be used.

     2.09 ELECTION OF DIRECTORS; NON-CUMULATIVE VOTING. Directors shall be elected by plurality vote. Cumulative voting shall not be permitted.

     2.10 VOTING LIST. At least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. For a period of ten days prior to the meeting, the list shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any shareholder during the whole time of the meeting.

     2.11 RECORD DATE; CLOSING TRANSFER BOOKS. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholderS or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date of which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided herein, such determination shall apply to any adjournment thereof except when the determination has been made through the closing of stock transfer books, and the stated period of closing has expired.

     2.12 ACTION WITHOUT MEETING. Any action required by statute to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, and the consent shall have the same force and effect as a unanimous vote of the shareholders. Any signed consent, or a signed copy thereof, shall be placed in the minute book of the corporation.

     2.13 TELEPHONE MEETINGS. subject to the provisions of these bylaws, for notice of meetings, shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                 Article 3: Directors

     3.01 MANAGEMENT. The business and affairs of the corporation shall be managed by the board of directors who may exercise all powers of the corporation and do all lawful acts and things as are not (by statute or by the articles of incorporation or by these bylaws) directed or required to be exercised or done by the shareholders.

     3.02 PLACE OF MEETINGS. Meetings of the board of directors, regular or special, may be held either within or without the State of Texas.

     3.03 REGULAR MEETINGS; NOTICE. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

     3.04 SPECIAL MEETINGS; NOTICE. Special meetings of the board of directors may be called by the president on three days' notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the secretary or by two directors in like manner and on like notice. Except as otherwise expressly provided by statute, or by the articles of incorporation, or by these bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     3.05 QUORUM; MAJORITY VOTE. At all meetings of the board of directors a majority of the number of directors fixed by these bylaws then holding office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically provided by statute or by the articles of incorporation or by these bylaws. If a quorum is not present at a meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.06 NUMBER; QUALIFICATION; ELECTION; TERM. The board of directors shall consist of at least three. Directors need not be shareholders or residents of the State of Texas. The directors shall be elected at the annual meeting of the shareholders, except as hereafter provided. Each director elected shall hold office until his successor shall be elected and shall qualify.

     3.07 CHANGE IN NUMBER. The number of directors may be increased or decreased from time to time by amendment to these bylaws but no decrease shall have the effect of shortening the term of any incumbent director. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

     3.08 REMOVAL. Any or all director(s) may be removed either with or without cause at any special or annual meeting of shareholders, by the affirmative vote of a majority of shares of the shareholders present in person or by proxy at the meeting and entitled to vote for the election of such director if notice of intention to act upon the matter shall have been given in the notice calling such meeting.

     3.09 VACANCIES. Any vacancy occurring in the board of directors (by death, resignation, removal, or otherwise) may be filled by an affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any vacancy created by an increase in the number of directors shall be filled by election at an annual meeting or a special meeting of the shareholders called for that purpose.

     3.10 PROCEDURE. The board of directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the corporation.

     3.11 COMPENSATION. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     3.12  INTERESTED DIRECTORS, OFFICERS, AND SHAREHOLDERS.

           (a) VALIDITY. Any contract or other transaction between the corporation and any of its directors, officers, or shareholders (or any corporation or firm which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of the director, officer, or shareholder at the meeting authorizing the contract or transaction, or his participation in the meeting or authorization.

           (b) DISCLOSURE, APPROVAL. The foregoing shall, however, apply only if the interest of each interested director, officer, or shareholder is known or disclosed:

                 (1) To the board of directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                 (2) To the shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each interested person to be counted for quorum and voting purposes.

           (c) NON-EXCLUSIVE. This provision shall not be construed to invalidate any contract or transaction which would be valid in the absence of this provision.

     3.13 ACTION WITHOUT MEETING. Any action required by statute to be taken at a meeting of the directors, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all of the directors entitled to vote with respect to the subject matter thereof, and the consent shall have the same force and effect as a unanimous vote of the directors. Any signed consent, or a signed copy thereof, shall be placed in the minute book of the corporation.

     3.14 TELEPHONE MEETINGS. subject to the provisions of these bylaws, for notice of meetings, members of the board of directors or members of any committee designated by such board, may participate in and hold a meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


     3.15 DEADLOCK. If the directors are deadlocked on an issue, the shareholders shall intervene and their vote shall control as to the disputed issue.

                                  Article 4: Notice

     4.01 METHOD. Whenever by statute or the articles of incorporation, or these bylaws, notice is required to be given to a director or shareholder, and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but the notice may be given (a) in writing, by mail, postage prepaid, addressed to the director or shareholder at the address appearing on the books of the corporation, or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed given at the time when the same is thus deposited in the United States mails.

     4.02  WAIVER.       Whenever by statute or the articles of incorporation or
these bylaws, notice is required to be given to a shareholder or director, a waiver thereof in writing signed by the person or persons entitled to the notice, whether before or after the time stated in the notice, shall be equivalent to the giving of the notice. Attendance of a director at a meeting shall constitute a waiver of notice of the meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                            Article 5: Officers and Agents

     5.01  NUMBER; QUALIFICATION; ELECTION.

           (a) The corporation shall have:

                 (1) a president, a vice president, a secretary, and a treasurer; and

                 (2) such other officers and assistant officers and agents as the board of directors may think necessary.

           (b) No officer or agent need be a shareholder, a director, or a resident of Texas.

           (c) Officers named in Section 5.01(a)(1) shall be elected by the board of directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Section 5.01(a) (2)may be elected by the board at any meeting.

     5.02 TERM AND COMPENSATION. Unless otherwise specified by the board at the time of election or appointment, or in an employment contract approved by the board, each officer's and agent's term shall end at the first meeting of directors after the next annual meeting of shareholders. He shall serve until the end of his term or, if earlier, his death, resignation, or removal. The compensation of officers and agents shall be fixed from time to time by the board of directors.

     5.03 REMOVAL. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby. The removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     5.04 VACANCIES. Any vacancy occurring in any office of the corporation (by death, resignation, removal or otherwise) may be filled by the board of directors.

     5.05 AUTHORITY. Officers and agents shall have such authority and perform such duties in the management of the corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     5.06 PRESIDENT. The president shall be the chief executive officer of the corporation. He shall preside at all meetings of the shareholders and the board of directors, shall have general and active management of the business and affairs of the corporation, and shall see that all orders and resolutions of the board are carried into effect. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe.

     5.07 VICE PRESIDENT. The vice president shall, in the absence or disability of the president, perform the duties and have the authority and exercise the powers of the president. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     5.08  SECRETARY.

           (a) The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the executive committee when required.

           (b) He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors.

           (c) He shall keep the seal of the corporation and, when authorized by the board of directors or the executive committee, may affix the same to any instrument, and may attest the signature of any officer to any instrument, but neither the presence of the seal nor the attestation by the secretary shall be necessary to the validity of any instrument otherwise valid.

           (d) He shall be under the supervision of the president. He shall perform the duties of treasurer if no treasurer is elected. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     5.09  TREASURER.

           (a) The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

           (b) He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for disbursements, and shall render to the president and directors, at the regular meetings of the board, or whenever they may require it, an account of all of his transactions as treasurer and of the financial condition of the corporation.

           (c) If required by the board of directors, he shall give the corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the corporation.

           (d) He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     5.10 EXCESS COMPENSATION. Any payments made to an officer of the corporation such as a salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which is disallowed in whole or in part as a deductible expense by the Internal Revenue service, will be reimbursed by such officer to this corporation to the full extent of such disallowance. It will be the duty of the Board of Directors to enforce payment of each such amount disallowed. In lieu of payment by the officer, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the corporation has been recovered.

                       Article 6: Certificates and Shareholders

     6.01 CERTIFICATES. Certificates in the form determined by the board of directors shall be delivered representing all shares to which shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, the par value of shares, or a statement that the shares are without par value, and such other matters as may be required by law. They shall be signed by the president or vice president and such other officer or officers as the board of directors shall designate, and may be sealed with the seal of the corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or registered by a registrar (either of which is other than the corporation or an employee of the corporation), the signature of the officer may be facsimile. Each certificate representing shares shall state upon the face thereof: (A) that the corporation is organized under the laws of the state of Texas; (B) the name of the person to whom issued; (C) the number and class of shares and the designation of the series, if any, which such certificate represents; and (D) the par value of each share represented by such certificate, or a statement that the shares are without par value.

     6.02 ISSUANCE. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

     6.03 PAYMENT FOR SHARES. The consideration paid for the issuance of shares shall consist of money paid, labor done (including services actually performed for the corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment or part payment for shares off the corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of the consideration received for shares shall be conclusive. When such consideration has been paid to the corporation, the shares shall be deemed to have been issued, the shareholder entitled to receive such issue shall be a shareholder with respect to such shares, and the shares shall be considered fully paid and nonassessable. The consideration received for shares shall be allocated by the board of directors in accordance with law between stated capital and capital surplus accounts.

     6.04 NO PRE-EMPTIVE RIGHTS. No shareholder or other person shall have any pre-emptive right whatsoever.

     6.05 LIEN. For any indebtedness of a shareholder to the corporation, the corporation shall have a first and prior lien on all shares of its stock owned by such shareholder and on all dividends or other distributions declared thereon.

     6.06  REPLACEMENT OF LOST, STOLEN, OR DESTROYED CERTIFICATES.

     The board of directors may direct a new certificate or certificates to be issued in place of any certificate previously issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction. In so doing the board of directors may, in its discretion and as a condition precedent to the issuance require a bond (with a surety or sureties satisfactory to the corporation) in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim, that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed, or wrongfully taken, and the holder of record fails to notify the corporation within a reasonable time after such holder has notice of it, and the corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the corporation for the transfer or for a new certificate.

     6.07 TRANSFER OF SHARES. Shares of stock shall be transferable only on the books of the corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender, to the corporation or its transfer agent, of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the corporation or its transfer agent shall issue a new certificate to the person: entitled thereto, cancel the old certificate, and record the transaction upon its books.

     6.08 REGISTERED SHAREHOLDERS. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in any share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                              Article 7: Indemnification

     7.01  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, ETC.

     Subject to the limitations set forth in section 7.02, the corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding, whether civil, criminal, administrative, arbitrative, or investigative, including any appeal in such proceeding and any inquiry or investigation that could lead to such proceeding, by reason of the fact that that person is or was a director, officer, employee, or agent of the corporation, or, while occupying such position with the corporation, is or was serving at the request of the corporation in a similar functionary position of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Indemnification shall be against all expenses, including, without limitation, attorneys' fees, court costs, expert witness fees, judgments, decrees, fines, penalties, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding, except that in any action brought by or on behalf of the corporation, indemnification shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding.

     7.02  LIMITATIONS ON INDEMNIFICATION

               (a) If a person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by such person, whether or not the benefit resulted from an action taken in the person's official capacity, the indemnification (1) is limited; to) reasonable expenses actually incurred by the person in connection with the proceeding; and
(2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation.

               (b) Indemnification under section 7.61 of these Bylaws shall be available only after a determination has been made that the person:

                         (1)  acted in good faith;

                         (2)  reasonably believed:

                              (i)  In the case of conduct in an official
capacity, his conduct was in the best interests of the corporation; and

                              (ii) In all other cases, that his conduct was at
least not opposed to the best interests of the corporation; and

                         (3)  In the case of any criminal proceeding, had no
reasonable cause to believe his conduct was unlawful.

     The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, shall not of itself be determinative that the person failed to act in accordance with these requirements. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

               (c) The determination of indemnification required by Subsection (b) must be made:

                         (1)  By majority vote of a quorum of directors who at
the time of the vote are not named as defendants or respondents in the proceeding;

                         (2)  If such a quorum cannot be obtained, by a majority
vote of a committee of the board off directors, designated to act in the matter by majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the proceeding;

                         (3)  By special legal counsel selected by the board of
directors or by a committee of the boards by vote as set forth in Paragraphs (1) or (2) of this, Subsection, (c), or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or

                         (4)  By the shareholders in a vote that exclude& the
shares held by those directors who are named defendants or respondents in the proceeding.

               (d) The determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses shall be made in the manner specified in Paragraph (3) of Subsection
(c), for the selection of special legal counsel.

               (e) The provision for mandatory indemnification set forth in Section 7.01, subject to the limitations set forth in this Section 7.02, shall be deemed to constitute authorization of indemnification in the manner required by law.

     7.03  INDEMNITY FOR SUCCESSFUL DEFENSE

           Notwithstanding any limitation set forth in Sections 7.01 and 7.02 above, the corporation shall indemnify any person to which Section 7.01 applies against reasonable expenses, including, without limitation, attorney's fees, court costs and expert witness fees, incurred by such person in connection with any proceeding, described in Section 7.01, in which such person is or was a named defendant or respondent if such person has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

     7.04  ADVANCEMENT OF EXPENSES

           Reasonable expenses incurred by a director, officer, employee, or agent of the corporation who was, is, or is threatened to be made a named defendant or respondent in a proceeding, described in section 7.01, may be paid or reimbursed by the corporation in advance of the final disposition as authorized by the board of directors. Before authorizing the advance, the board of directors must determine that the facts then known to the board of directors would not preclude indemnification under these bylaws.

     In addition, the board must receive:

     (1) A written affirmation by the director, officers employee, or agent of that person's good faith belief that he meets the standard of conduct, defined in section 7.02 herein, which is necessary under these bylaws for indemnification; and

     (2) A written undertaking by or on behalf of the director, officer, employee, or agent to repay the expenses if it is ultimately determined that he has not met the standard of conduct, defined in section 7.02 herein, which is necessary under these bylaws for indemnification.

     7.05  INDEMNIFICATION NOT EXCLUSIVE

     The indemnification provided by this Article shall not be deemed exclusive of any other power to indemnify or right to indemnification that the corporation or any person referred to in this Article may have or acquire under the laws of the State of Texas.

     7.06  LIABILITY INSURANCE

     The corporation may purchase and maintain insurance on behalf of any person described in Section 7.01 against any liability asserted against and incurred by that person whether or not the corporation would have the power to indemnify him against that liability under the provisions of this Article.

     7.07  NOTIFICATION OF SHAREHOLDERS

     Any indemnification or advance of expenses in accordance with this Article 7 shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholder's meeting or with or before the next submission to shareholders of a consent to action without a meeting.

                            Article 8:  General Provisions

     8.01  DIVIDENDS AND RESERVES.

           (a) DECLARATION AND PAYMENT. Subject to statute and the articles of incorporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in, shares of the corporation. The declaration and payment shall be at the discretion of the board of directors.

           (b) RECORD DATE. The board of directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, the record date to be not more than fifty days prior to the payment date of the dividend, or the board of directors may close the stock transfer books for that purpose for a period of not more than fifty days prior to the payment date of the dividend. In the absence of any action by the board of directors, the date upon which the board off directors adopts the resolution declaring the dividend shall be the record date.

           (c) RESERVES. By resolution the board of directors may create such reserve or reserves out off the earned surplus of the corporation as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the corporation, or for any other purpose they think beneficial to the corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

     8.02 BOOKS AND RECORDS. The corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     8.03 ANNUAL STATEMENT. The board of directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the corporation ration, including a reasonably detailed balance sheet, income statement, and surplus statement.

     8.04 CHECKS AND NOTES. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     8.05 FISCAL YEAR. The fiscal year of the corporation shall be selected by resolution of the board of directors.

     8.06 SEAL. The corporation seal (of which there may be one or more exemplars) shall contain the name of the corporation and the name of the state of incorporation. The seal may be used by impressing it or reproducing a facsimile of it, or otherwise.

     8.07 RESIGNATION. Any director, officer, or agent may resign by giving written notice to the president or the secretary. The resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

     8.08  INTERESTED DIRECTORS, OFFICERS, AND SHAREHOLDERS.

           (A) If paragraph (B) below is satisfied, no contract or other transaction between the corporation and any off its directors, officers, or shareholders (or any corporation or firm in which any of them is directly or indirectly interested) shall be invalid solely because of this relationship or because of the presence of such director, officer, or shareholder at the meeting authorizing such contract or transaction, or such person's participation in such meeting or authorization.

           (B) Paragraph (A) above shall apply only if:

                 (1) The contract or transaction is fair to the corporation as of the time it is authorized or ratified by the board of directors, a committee of the board, or the shareholders; or

                 (2) The material facts of the relationship or interest of each such director, officer, or shareholder are known or disclosed; (a) to the shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes; or (b) to the board of directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote.

           (C) The provisions contained in paragraph (A) and (B) above shall not be construed to invalidate a contract or transaction which would be valid in the absence of such provisions.

     8.09 PURCHASE OWN SHARES. The corporation may, directly or indirectly, purchase its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available there for.

     8.10 CONSTRUCTION. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these bylaws shall be invalid or inoperative, then, so far as is reasonable and possible:

           (a) The remainder of these bylaws shall be considered valid and operative, and

           (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

     8.11 AMENDMENT OF BYLAWS. These bylaws may be altered amended, or repealed at any meeting of the board of directors at which a quorum is present, by the affirmative vote of a majority of the directors present at the meeting, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of the meeting.

     8.12 TABLE OF CONTENTS; HEADINGS. The table of contents and headings used in these bylaws have been inserted for convenience only and do not constitute matter to be construed, in interpretation.

                                  - End of Bylaws -

                                     EXHIBIT 16.6

                                 Consent of Trustee.

                                  CONSENT OF TRUSTEE


     We hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Commission upon request therefor.



                                       TRUST MANAGEMENT, INC.
                                             (Trustee)


                                       By:  /s/ Robert C. Finley
                                          -----------------------------------
                                          Robert C. Finley
                                          President

                                     EXHIBIT 16.7

                 Latest Report of Condition of Trust Management, Inc.

                              [State Seal of Texas]

                              Department of Banking
                                  Trust Company
                    Quarterly Report of Condition and Income

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name and Address:

Trust Management, Inc.
210 West Sixth Street, Suite 605
Fort Worth, Texas 76102
--------------------------------------------------------------------------------
Charter Number:                             Reporting Period: January 1 through
                  95-37                                     12/31/97
                                                         (Month, Day, Year)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                This Report of Condition and Income must be signed by an
              authorized officer(s) and attested by not less than three directors other than the officer(s) signing the report.

I, THE UNDERSIGNED OFFICER, DO HEREBY DECLARE THAT THIS REPORT OF CONDITION AND INCOME HAS BEEN PREPARED IN CONFORMANCE WITH OFFICIAL INSTRUCTIONS AND IS TRUE AND CORRECT.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 /s/ LeAnna P. Sharp                              2/12/98
   Signature of Officer Authorized to Sign Report               Date Signed
--------------------------------------------------------------------------------

           LeAnna P. Sharp, Vice President                    (817) 335-2933
 Name and Title of Officer Authorized to Sign Report      Area Code/Phone Number
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


         WE, THE UNDERSIGNED DIRECTORS, ATTEST THE CORRECTNESS OF THIS REPORT OF CONDITION AND INCOME AND DECLARE THAT IT HAS BEEN EXAMINED BY US AND TO THE BEST OF OUR KNOWLEDGE AND BELIEF HAS BEEN PREPARED IN CONFORMANCE WITH OFFICIAL INSTRUCTIONS AND IS TRUE AND CORRECT.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  /s/ William R. Sarsgard       /s/ Robert C. Finley      /s/ James M. Whitton

  Signature of Director         Signature of Director     Signature of Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   Page 1 of

---------------------------------------------------------- ----------------------------------------------------------
                        SECTION A                                              NAME AND ADDRESS
                      BALANCE SHEET
                          as of                            Trust Management, Inc.
                         12/31/97                          210 West Sixth Street, Suite 605
                    (Month, Day, Year)                     Fort Worth, Texas 76102
---------------------------------------------------------- ----------------------------------------------------------
                                  ASSETS                                        Mil       Thou        Hun
---------------------------------------------------------------------------- ----------------------------------------
1.    Cash                                                                                102         772          1
      1.a    Mutual Funds                                                                                         1.a
      1.b    Money Market Mutual Funds                                                    561         752         1.b
2.    Investment Securities (Schedule A1, Column B, Line 5)                               204         735          2.
3.    Corporate Stock                                                                     214         003          3.
4.    Trading Account Securities                                                                                   4.
5.    Loans (Net)                                                                                                  5.
6.    Premises, furniture & fixtures, & other assets representing premises                 36         457          6.
7.    Real Estate Owned other than premises                                                                        7.
8.    Other Assets (Schedule A2, Line 16)                                                 256         110          8.
9.    TOTAL ASSETS (sum of 1 through 8)                                          1        375         829          9.
                                             LIABILITIES AND EQUITY CAPITAL
10.   Accounts Payable                                                                     21         685         10.
11.   Accrued Taxes                                                                        22         363         11.
12.   Accrued Interest                                                                     66         430         12.
13.   Mortgage indebtedness                                                                                       13.
14.   Other liabilities for borrowed money                                                                        14.
15.   Subordinated notes and debentures                                                                           15.
16.   Other liabilities (Schedule A3, Line 7)                                              15         307         16.
17.   TOTAL LIABILITIES (sum of 10 through 16)                                            125         785         17.
18.   EQUITY CAPITAL & RESERVES (Schedule A4, Column E, Line 11)                 1        250         044         18.
19.   TOTAL LIABILITIES AND EQUITY CAPITAL (sum of 17 and 18)                    1        375         829         19.
---------------------------------------------------------- ----------------------------------------------------------


                                   Page 2 of

-------------------------------------------------------  ---------------------------  ------------------------------- -------
          SCHEDULE A1 - INVESTMENT SECURITIES                        A.                          B.
                                                                Market Value                 Book Value
-------------------------------------------------------  ---------------------------  ------------------------------- -------
                  Type of Investments                       Mil       Thou       Hun        Mil      Thou      Hun
-------------------------------------------------------  ---------------------------  ------------------------------- -------
1.    U.S. Government obligations                                     100        000                  100      000       1
2.    U.S. Government agencies obligations                            100        000                  100      000       2
3.    State, county & municipal obligations                            4         735                   4       735       3
4.    Other bonds, notes and debentures                                                                                  4
5.    TOTAL INVESTMENT SECURITIES (sum of 1 through 4)                204        735                  204      735       5
-------------------------------------------------------  --------- ---------- ---------  --------  --------- -------- -------

----------------------------------------------------------------------------------- ------------------------------------
                            SCHEDULE A2 - OTHER ASSETS                                 Mil     Thou      Hun
----------------------------------------------------------------------------------- ------------------------------------
1.    Accounts receivable                                                                      134       511      1
2.    Due from affiliates or subsidiaries (Net)                                                                   2
3.    Interest earned or accrued but not collected                                             68        770      3
4.    Prepaid expenses                                                                          7        056      4
5.    Cash items not in the process of collection                                                                 5
6.    Deferred tax  assets (Net)                                                                                  6
7.    Accrued interest purchased on securities                                                                    7
8.    Margin accounts                                                                                             8
9.    Purchased computer software                                                               6        302      9
10.   Direct lease financing                                                                                      10
11.   Investment in unconsolidated subsidiaries & associated companies                                            11
12.   Cash surrender value of life insurance policies                                                             12
13.   Furniture and equipment rented to others                                                                    13
14.   Goodwill                                                                                 38        471      14
15.   All other (itemize amounts over 25% of line 16)                                                             15
16.   TOTAL OTHER ASSETS (sum of 1 through 15)                                                 256       110      16
----------------------------------------------------------------------------------- ---------  --------  -------  ------

----------------------------------------------------------------------------------- ------------------------------------
                          SCHEDULE A3 - OTHER LIABILITIES                              Mil       Thou      Hun
----------------------------------------------------------------------------------- ------------------------------------
1.    Due to affiliates or subsidiaries (Net)                                                                       1
2.    Dividends declared by not yet paid.                                                                           2
3.    Expenses accrued and unpaid.                                                                6        854      3
4.    Minority interest in consolidated subsidiaries                                                                4
5.    Deferred income taxes                                                                       8        453      5
6.    All other (itemize amounts over 25% of line 7)                                                                6
----------------------------------------------------------------------------------- ------------------------------------


                                  Page 3 of

7.    TOTAL OTHER LIABILITIES (sum of 1 through 6)                                                15       307      7
---------------------------------------------------------------------------------- ---------  --------  -------  ------

                   SCHEDULE A-4                               A.                       B.
            CHANGES IN EQUITY CAPITAL                  Preferred Stock            Common Stock
                  (Year-to-Date)                         (Par Value)               (Par Value)

-------------------------------------------------- ------------------------  -----------------------
  (Indicate decreases and losses in parentheses)     Mil     Thou     Hun      Mil     Thou     Hun
1.    Balance end of previous year                                                      113     619
2.    Adjustments (itemize below)                                                       (73     547)
3.    Adjusted balance end of previous year
4.    Net Income (loss)
5.    Sale, conversion, acquisition,
      or retirement of Capital net:
      5a.    Transactions with
             own holding company or affiliates
      5b.    Other
6.    Charges incident to mergers
      absorption (net)
7.    LESS: Cash dividends declared
      on Common Stock
8.    LESS: Cash dividends declared
      on Preferred Stock
9.    Stock dividends issued
10.   Other: increases (decreases)
      (itemize below)

11.   Balance end of Current Period                                                      39     972
-------------------------------------------------- -------- ------- -------  ------- ------- -------

-------------------------------------------------- ------------------------ ------------------------ -----------------------------
                   SCHEDULE A-4                               C.                        D.                       E.
            CHANGES IN EQUITY CAPITAL                      Surplus               Undivided Profits             Total
                  (Year-to-Date)                                                    and Capital            Equity Capital
                                                                                     Reserves
-------------------------------------------------- ------------------------ ------------------------ -----------------------------
  (Indicate decreases and losses in parentheses)     Mil     Thou     Hun     Mil     Thou     Hun      Mil     Thou     Hun
1.    Balance end of previous year                            486     381             538      375       1    138        375     1
2.    Adjustments (itemize below)                              73     647                                                        2
3.    Adjusted balance end of previous year                                                                                      3
4.    Net Income (loss)                                                               111      669            111        669     4
5.    Sale, conversion, acquisition,
      or retirement of Capital net:
      5a.    Transactions with                                                                                                  5a
             own holding company or affiliates
      5b.    Other                                                                                                              5b
6.    Charges incident to mergers                                                                                                6
      absorption (net)
7.    LESS: Cash dividends declared                                                                                              7
      on Common Stock
8.    LESS: Cash dividends declared                                                                                              8
      on Preferred Stock
9.    Stock dividends issued                                                                                                     9
10.   Other: increases (decreases)
      (itemize below)                                         100     000            (100      000                             10
                                                                                                )
11.   Balance end of Current Period                           660     028             550      044      1    250        044    11
-------------------------------------------------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ----


                                   Memoranda

1. Itemize adjustments shown on item 2:
Reclassification of additional paid in capital as requested by Banking Department Examiner.
--------------------------------------------------------------------------------

2. Itemize other increases or decreases shown in item 10.


                                   Page 4 of

To reclassify funds from Undivided Profits and Capital Reserves to Surplus in order that Restricted Capital be no less than $700,000.00 at September 30, 1997.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------ ------- -------- ------- -------
                           SECTION B - INCOME AND EXPENSES                             Mil     Thou     Hun
------------------------------------------------------------------------------------ ------- -------- ------- -------
1.    Operating Income:
      1a.    Interest and fees on loans                                                                          1a
      1b.    Interest on balances with depositor institutions                                   259     576      1b
      1c.    Interest on U.S. Treasury securities                                               31      226      1c
      1d     Interest on obligations of other U.S. Government agencies and                      80      463      1d
             corporations
      1e     Interest on obligations of States and political subdivisions of the                 6      295      1e
             United States
      1f     Interest on other bonds, notes and debentures                                                       1f
      1g     Dividends on corporate stock                                                       19      378      1g
      1h     Income from lease financing                                                                         1h
      1i     Income from fiduciary activities (Section D, line 5)                               296     087      1i
      1j     Other service charges, commissions and fees                                         7      618      1j
      1k     Other income (Schedule B1, Line 8)                                                                  1k
      1l     TOTAL OPERATING INCOME (sum of 1a through 1k)                                      700     644      1l
2.    Operating Expenses
      2a     Salaries and wages                                                                 307     197      2a
      2b     Employee benefits                                                                  34      600      2b
      2c     Audits and examinations                                                            12      000      2c
      2d     Marketing                                                                                  75       2d
      2e     Interest on borrowed money                                                                          2e
      2f     Interest on subordinated notes and debentures                                                       2f
      2g     Occupancy expense (Net of Rental Income)                                           31      086      2g
      2h     Furniture and equipment expense                                                    21      955      2h
      2i     Provision for possible loan losses                                                                  2i
      2j     Other operating expenses (Schedule B2, Line 14)                                    158     882      2j
      2k     TOTAL OPERATING EXPENSES (sum of 2a through 2j)                                    565     795      2k
3.    Income before income taxes and securities gains (1l minus 2k)                             134     849       3
4.    Securities gains (losses                                                                  11      542       4
5.    Applicable income taxes                                                                   (34    722)       5
6.    Net income (3 plus or minus 4 and 5)                                                      111     669       6
7.    Extraordinary items (net of tax effect)                                                                     7
8.    NET OPERATING INCOME (6 plus or minus 7)                                                  111     669       8
------------------------------------------------------------------------------------ ------- -------- ------- -------


                                  Page 5 of

------------------------------------------------------------------------------------ ------- -------- ------- -------
                           SECTION B - INCOME AND EXPENSES                             Mil     Thou     Hun
------------------------------------------------------------------------------------ ------- -------- ------- -------
1.    Investment advisory services (trust accounts)                                                              1
2.    Investment advisory services (non-trust accounts)                                                          2
3.    Income from affiliates (Schedule D1, Line 6)                                                               3
4.    Trading account (Net)                                                                                      4
5.    Equity in net income of unconsolidated subsidiaries                                                        5
6.    Data processing (non-affiliate)                                                                            6
7.    All other (non-affiliate)                                                                                  7
8.    TOTAL OTHER OPERATING INCOME (sum of 1 through 7)                                                          8
------------------------------------------------------------------------------------ ------- -------- ------- -------

------------------------------------------------------------------------------------ ------- -------- ------- -------
                           SECTION B - INCOME AND EXPENSES                             Mil     Thou     Hun
------------------------------------------------------------------------------------ ------- -------- ------- -------
1.    Directors and committee fees                                                             3        767      1
2.    Insurance                                                                                8        344      2
3.    Legal fees                                                                               16       264      3
4.    Losses on the sale of assets (excluding securities)                                                        4
5.    Amortization of intangible assets                                                                          5
6.    Franchise taxes                                                                          5        152      6
7.    Travel & entertainment                                                                   7        039      7
8.    Broker/Dealer (non-affiliate)                                                                              8
9.    Investment advisory services (non-affiliate)                                                               9
10.   Referral fees (non-affiliate)                                                                              10
11.   Data processing (non-affiliate)                                                          14       040      11
12.   Affiliate service(s) (Schedule D2, Line 7)                                                                 12
13.   All other (non-affiliate)                                                                104      276      13
14.   TOTAL OTHER OPERATING EXPENSES (sum of 1 through 13)                                     158      882      14
------------------------------------------------------------------------------------ ------- -------- ------- -------


                                  Page 6 of

---------------------------------------- ------------------------ ------------------------ ------------------------
               SECTION C                             A.                      B.                       C.
            REPORT OF TRUST                   Employee Benefit            Personal                 Estates
                 ASSETS                            Trusts                  Trusts

---------------------------------------- ------------------------ ------------------------ ------------------------
                                           Bil      Mil    Thou     Bil      Mil    Thou     Bil      Mil    Thou
---------------------------------------- ------- -------- ------- ------- -------- ------- ------- -------- -------
1.    Noninterest Bearing Deposits
2.    Interest Bearing Deposits                                               12      630             73      647
3.    U.S.G.'s & Agency Obligations                                                    7
4.    State, Co. & Muni Obligations
5.    Money Market Mutual Funds                                                       118
6.    Other Short Term Obligations                                            13      339
7.    Other Notes and Bonds                                                   54      349
8.    Common & Preferred Stocks
9.     Real Estate Mortgages
10.   Real Estate
11.   Miscellaneous Assets                                                    4       246
12.   Total Discretionary Assets
      (sum of 1 through 10)                                                   86      075
13.   Total  # of Discretionary
      Accounts                                                               3896
14.   Total Non-Discretionary Assets
15.   Total # of Non-Discretionary
      Accounts
16.   TOTAL ASSETS
      (sum of 12 and 14)
17.   TOTAL # OF ACCOUNTS 17
      (sum of 13 and 15)
18.   MEMORANDA
        TOTAL LIABILITIES
---------------------------------------- ------- -------- ------- ------- -------- ------- ------- -------- -------

---------------------------------------- ------------------------ ------------------------ ------------------------
               SECTION C                           D.                       E.                        F
            REPORT OF TRUST                     Employee                 All Other                  Totals
                 ASSETS                          Benefit                 Agencies
                                                Agencies
---------------------------------------- ------------------------ ------------------------ -------------------------------
                                           Bil      Mil    Thou     Bil      Mil    Thou     Bil      Mil    Thou
---------------------------------------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------
1.    Noninterest Bearing Deposits                                                                                      1
2.    Interest Bearing Deposits                                              1       820               14      450      2
3.    U.S.G.'s & Agency Obligations                                                  304                       311      3
4.    State, Co. & Muni Obligations                                                                                     4
5.    Money Market Mutual Funds                                              7       479               7       597      5
6.    Other Short Term Obligations                                           1       575               14      914      6
7.    Other Notes and Bonds                                                                            54      349      7
8.    Common & Preferred Stocks                                                                                         8
9.     Real Estate Mortgages                                                                                            9
10.   Real Estate                                                                                                       10
11.   Miscellaneous Assets                                                            9                4       255      11
12.   Total Discretionary Assets                                                                                        12
      (sum of 1 through 10)                                                  11      187               97      262
13.   Total  # of Discretionary                                                                                         13
      Accounts                                                               40                       3936
14.   Total Non-Discretionary Assets                                                                                    14
15.   Total # of Non-Discretionary                                                                                      15
      Accounts
16.   TOTAL ASSETS                                                                                                      16
      (sum of 12 and 14)
17.   TOTAL # OF ACCOUNTS 17
      (sum of 13 and 15)
18.   MEMORANDA                                                                                                         18
        TOTAL LIABILITIES
---------------------------------------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------


                                  Page 7 of

DO NOT USE MORE THAN ONE LINE PER FUND OR REPEAT THE INSTITUTION NAME IF IT IS INCLUDED IN THE NAME OF THE FUND. IF MORE THAN 10 FUNDS ARE BEING REPORTED, PLEASE REPRODUCE ADDITIONAL COPIES OF THIS SCHEDULE AND NUMBER PAGES ACCORDINGLY.

--------------------------------  --------------------- ------------------- -----------------------  ---------------------
          SCHEDULE C1                      A.                   B.                    C.                      D.
     COLLECTIVE INVESTMENT           Classification           Type of                Total                 Number of
              FUND                        Code               Fund Code            Fund Assets            Participating
                                                                                                           Accounts
                                                                                                            In Fund
--------------------------------  --------------------- ------------------- -----------------------  ---------------------
          Name of Fund                                                      Bil      Mil       Thou
--------------------------------  --------------------- ------------------- -----------------------  ---------------------
1.                                                                                                                      1
2.                                                                                                                      2
3.                                                                                                                      3
4.                                                                                                                      4
5.                                                                                                                      5
6.                                                                                                                      6
7.                                                                                                                      7
8.                                                                                                                      8
9.                                                                                                                      9
10.                                                                                                                    10
--------------------------------  ---------------------------------------------------------------------------------------
Classification Codes (Enter                                               Type of Fund
only one code in Column A                                (Enter only one code in Column B for each fund)
for each fund)
--------------------------------  ---------------------------------------------------------------------------------------

------ -------------------------------- -----  ----------------------------- -----  -------------------------------------
01     Personal Trust                    01     Equity                        07     Mortgage
02     Employee Benefit                  02     Diversified or Balanced       08     Foreign Equity
03     Keogh (HR 10)                     03     Fixed Income                  09     Foreign Fixed Income
04     Charitable Trust                  04     Municipal Bond                10     Index Equity
05     Other                             05     Real Estate Equity            11     Index Fixed Income
                                         06     Short Term Investment         12     Other
------ -------------------------------- -----  ----------------------------- -----  -------------------------------------

----------------------------------------------------------- ------------------------------ ---------------------------
                        SCHEDULE C2                                       A.                           B.
                     CORPORATE TRUSTS                                 Number of                Principal Amount of
                                                                       Accounts              Outstanding Securities
----------------------------------------------------------- ------------------------------ ---------------------------
                      Type of Account                                                      Bil          Mil       Thou
----------------------------------------------------------- ------------------------------ ---------------------------
1.    Corporate Securities Trusteeships                                   40                            87        006
2.    Tax Exempt & Other Municipal Securities Trusteeships
3.    Stock or Bond Transfer Agent or Registrar
4.    Mutual Fund Transfer Agent
5.    Separate Dividend & Interest/Coupon Paying Agent
6.    All Other Corporate Agencies
7.    TOTALS                                                              40                            87        006
----------------------------------------------------------- ------------------------------ --------- ---------  --------


                                   Page 8 of

---------------------------------------------------------- ----------------------------------------------------------
                        SECTION D                                                (CONFIDENTIAL
                     FIDUCIARY INCOME                                            INFORMATION)
---------------------------------------------------------- ----------------------------------------------------------
                      INCOME FROM FIDUCIARY ACTIVITIES                              Mil        Thou         Hun
1.    Gross Fees, Commissions & Other Fiduciary Income
      1a.    Employee Benefit Trust Accounts                                                                      1a
      1b.    Personal Trust & Estate Accounts                                                                     1b
      1c     Employee Benefit Agency Accounts                                                                     1c
      1d     Other Agency Accounts                                                                                1d
      1e     Corporate Trust & Agency Accounts                                                                    1e
      1f     All Other Fiduciary Income                                                                           1f
      1g     Gross Fiduciary Income (sum of 1a through 1f)                                                        1g
2.    Settlements, Surcharges & Other Losses
      2a.    Employee Benefit Trust Accounts - Discretionary Accounts                                             2a
      2b     Personal Trust & Estate Accounts - Discretionary Accounts                                            2b
      2c     Employee Benefit Agencies -Discretionary Accounts                                                    2c
      2d     Other Agency Accounts - Discretionary Accounts                                                       2e
      2e     Employee Benefit Trust Accounts - Non-Discretionary Accounts                                         2e
      2f     Personal Trust & Estate Accounts - Non-Discretionary Accounts                                        2f
      2g     Employee Benefit Agencies - Non-Discretionary Accounts                                               2g
      2h     Other Agency Accounts - Non-Discretionary Accounts                                                   2h
      2i     Corporate Trust & Agency Accounts                                                                    2i
      2j     All Other Activities                                                                                 2j
      2k     Gross Settlements, Surcharges & Other Losses (sum of 2a through 2j)                                  2k
3.    Recoveries to Previously Reported Losses                                                                    3
4.    Net Settlements, Surcharges & Other Losses (2k minus 3)                                                     4
5.    FIDUCIARY INCOME (LOSS) (1g minus 4)                                                                        5
            Gross Settlements, Surcharges & Other Losses by Type
6.    Investment                                                                                                  6
7.    Administrative                                                                                              7
8.    Operational                                                                                                 8
9.    Gross Settlements, Surcharges & Other Losses (sum of 6 through 8)                                           9
(line 9 must equal 2k)
-----------------------------------------------------------------------------  ----------- ------------ --------- ---


                                  Page 9 of

---------------------------------------------------------- ---------------------------------------------------------
                        SCHEDULE D1                                              CONFIDENTIAL

---------------------------------------------------------- ---------------------------------------------------------
                   Income for Services Provided TO Affiliate(s)                     Mil        Thou      Hun
1.    Investment advisory services                                                                                1
2.    Referral fees                                                                                               2
3.    Asset management/custodial                                                                                  3
4.    Data processing                                                                                             4
5.    All other                                                                                                   5
6.    Total Affiliate Services (sum of 1 through 5)                                                               6
--------------------------------------------------------------------------------- --------- ---------- -------- ----

---------------------------------------------------------- ---------------------------------------------------------
                        SCHEDULE D2                                              CONFIDENTIAL

---------------------------------------------------------- ---------------------------------------------------------
                  Expenses for Services Provided BY Affiliate(s)                    Mil        Thou      Hun
1.    Broker/Dealer                                                                                               1
2.    Investment advisory services                                                                                2
3.    Referral fees                                                                                               3
4.    Asset management/custodial                                                                                  4
5.    Data Processing                                                                                             5
6.    All Other                                                                                                   6
7.    Total Affiliate Service (sum of 1 through 6)                                                                7
--------------------------------------------------------------------------------- --------- ---------- -------- ----

---------------------------------------------------------- ---------------------------------------------------------
                         MEMORANDA                                               CONFIDENTIAL

---------------------------------------------------------- ---------------------------------------------------------
                                                                      Number of      Mil        Thou     Hun
                                                                      Accounts
Non-Fiduciary Advisory/Management Accounts                                                                        1
---------------------------------------------------------------  ---------------- --------- ---------- -------- ----


                                  Page 10 of